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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 23, 1996
                                                        -----------------


                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    1-12139                  65-0654331
   ----------------           ----------------         ------------------
   (State or other            (Commission File            (IRS Employer
   jurisdiction of                 Number)             Identification No.)
    incorporation)


              One Town Center Road, Boca Raton, Florida 33486-1010
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 561/362-2000
                                                            ------------


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Item 5.   Other Events.


          (a) On December 23, 1996, W. R. Grace & Co. ("Company") announced that it had entered into a definitive agreement to sell its worldwide cocoa business to Archer Daniels Midland Company for approximately $430 million (subject to adjustment), consist ing of cash and the assumption of debt. The Company's December 23, 1996 press release is filed as an exhibit hereto and is incorporated by reference herein.

          (b) On December 31, 1996, subsidiaries of the Company completed the sale of the business and assets of the Company's Amicon separations sciences business to Millipore Corporation ("Millipore") for $125 million. The Company's December 31, 1996 press release is filed as an exhibit hereto and is incorporated by reference herein.

          (c) Reference is made to Note 5 to the unaudited consolidated financial statements appearing in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 for a description of a guarantee by W.
R. Grace & Co.-Conn., the Company's principal operating subsidiary, of $950 million of borrowings by National Medical Care, Inc., a former subsidiary. In November 1996, the guarantee was released as to $800 million of such borrowings, and in December 1996, the guarantee was released as to the remaining $150 million.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          The following are filed as exhibits to this Report:

     - The press release issued by the Company on December 23, 1996 regarding the matter described in Item 5(a) above.

     - The press release issued by the Company on December 31, 1996 regarding the matter described in Item 5(b) above.

Pro forma financial information is not required to be filed because the business and assets described in Item 5(b) above do not constitute a "significant subsidiary" under Regulation S-X.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                  W. R. GRACE & CO.
                                               -------------------------------
                                                    (Registrant)



                                               By /s/Robert B. Lamm
                                                 -----------------------------
                                                     Robert B. Lamm
                                                  Vice President and Secretary


Dated: January 8, 1997


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                               W. R. GRACE & CO.

                           Current Report on Form 8-K


                                 Exhibit Index
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Exhibit No.   Description
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99.1          Press release issued by the Company on December 23, 1996

99.2          Press release issued by the Company on December 31, 1996